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                                                                Exhibit 10.6

                                   EXHIBIT L-2

                              HALSEY DRUG CO., INC.

                         PROXY FOR SHAREHOLDERS' MEETING

                                IRREVOCABLE PROXY

      KNOW ALL MEN BY THESE PRESENTS, that I, _____________________, residing at _________________________________________ being the holder of ____________
shares of Common Stock of HALSEY DRUG CO., INC. (the "Company"), do hereby constitute and appoint Bruce F. Wesson, as my proxy to attend the first Annual Meeting of the Stockholders of the Company to be held after the date hereof or any continuation or adjournment thereof, will full power to vote and act for me and in my name, place and stead, on each of the below listed matters in the same manner, to the same extent and with the same effect that I might were I personally present thereat, giving to said Bruce F. Wesson, full power of substitution and revocation, and I hereby revoke any other proxy heretofore given by me:

      (i) to vote in favor of a proposed amendment to the Company's Certificate of Incorporation

            (a) increasing the number of shares of the Company's Common Stock authorized for issuance from 20,000,000 to 40,000,000 shares; and

            (b) providing that the holder of Debentures issued by the Company to those Purchasers a party to that certain Debenture and Warrant Purchaser Agreement, dated on or about March 10, 1998 (the "Purchase Agreement"), shall have the right to vote as part of a single class with all holders of the Company's Common Stock on an as-converted basis;

            each as provided in Section 9.14 of the Purchase Agreement; and

      (ii) to ratify the appointment of three (3) persons nominated to the Company's Board of Directors at the request of the Purchasers pursuant to Section 9.8 of the Purchase Agreement.

      A copy of the Purchase Agreement is attached hereto and made a part hereof.

Dated: March ____, 1998
                                    ____________________________________
                                    Shareholder

                                    ____________________________________
                                    Print Name